UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 2, 2004

Veritas DGC Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-7427 (Commission File No.)	76-0343152 (IRS Employer Identification No.)

10300 Town Park Drive

Houston, Texas  77072

(Address of Principal Executive Offices) (Zip Code)

832-351-8300

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

On June 2, 2004, Veritas DGC Inc. (the “Registrant”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the appointment of David F. Work to its Board of Directors and to the Compensation Committee of the Board.  The Board voted to appoint Mr. Work on June 2, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits

Exhibit No.	Description
99.1	Press Release of Veritas DGC Inc., dated as of June 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Veritas DGC INC.
(Registrant)

/s/ Larry L. Worden
Larry L. Worden
Vice President, General Counsel & Secretary
Date: June 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Veritas DGC Inc., dated as of June 2, 2004